                                                                    EXHIBIT 3.13

                               State of Delaware

                       Office of the Secretary of State            PAGE 1

                       --------------------------------



        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "MARSAM PHARMACEUTICALS INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND DULY AUTHORIZED TO TRANSACT BUSINESS.

        THE FOLLOWING DOCUMENTS HAS BEEN FILED:

        CERTIFICATE OF INCORPORATION, FILED THE FIFTH DAY OF NOVEMBER, A.D. 1986, AT 9 O'CLOCK A.M.

        RESTATED CERTIFICATE, FILED THE SIXTH DAY OF FEBRUARY, A.D. 1987, AT 10 O'CLOCK A.M.

        CERTIFICATE OF MERGER, FILED THE TENTH DAY OF FEBRUARY, A.D. 1987, AT 10 O'CLOCK A.M.

        CERTIFICATE OF AMENDMENT, FILED THE THIRTY-FIRST DAY OF JULY, A.D. 1990, AT 3:30 O'CLOCK P.M.

    CERTIFICATE OF AMENDMENT, FILED THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1994, AT 9 O'CLOCK A.M.

    CERTIFICATE OF OWNERSHIP, CHANGING ITS NAME FROM "MARSAM PHARMACEUTICALS, INC." T0 "MARSAM" PHARMACEUTICALS INC.", FILED THE ELEVENTH DAY OF SEPTEMBER, A.D. 1995, AT 4:30 O'CLOCK P.M.



                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]




                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:  8809415

                                                     DATE: 12-12-97

                               State of Delaware              PAGE 2

                       Office of the Secretary of State

                       --------------------------------



        CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE EIGHTEENTH DAY OF NOVEMBER, A.D. 1996, AT 9 O'CLOCK A.M.

        AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

        AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

        AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.


                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]


                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:  8809415

                                                     DATE:  12-12-97

                               State of Delaware

                       Office of the Secretary of State  PAGE 1

                        ------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF "MARSAM PHARMACEUTICALS INC.", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF NOVEMBER, A.D. 1996, AT 9 O'CLOCK A.M.





                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]




                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:   8810144

                                                     DATE:   12-13-97

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 11/18/1996
                                                          960342619 - 2106490

                CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED

                          OFFICE AND REGISTERED AGENT

                                      OF

                          Marsam Pharmaceuticals Inc.
                          ---------------------------

        The Board of Directors of:

                          Marsam Pharmaceuticals Inc.

a Corporation of the State of Delaware, on this 18th day of November, A.D. 1996 do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is:

1013 Centre Road, in the City of Wilmington, in the County of New Castle Delaware, 19805.


        The name of the Registered Agent therein and in charge thereof upon whom process against the Corporation may be served, is:

CORPORATION SERVICE COMPANY.


a Corporation of the State of Delaware, does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

        IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by WHITNEY K. STEARNS, this 18th day of November, A.D. 1996.


                                                /s/ Whitney K. Stearns
                                                --------------------------
                                                    Authorized Officer

                               State of Delaware

                       Office of the Secretary of State  PAGE 1

                        ------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "SM ACQUIRING CO., INC.", A DELAWARE CORPORATION,
     WITH AND INTO "MARSAM PHARMACEUTICALS INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE ON THE ELEVENTH DAY OF SEPTEMBER, A.D. 1995, AT 4:30 O'CLOCK P.M.





                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]




                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:   8810145

                                                     DATE:   12-13-97

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:30 PM 09/11/1995
                                                           950205976 - 2106490

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                      OF

                            SM ACQUIRING CO., INC.

                           (a Delaware corporation)

                                 WITH AND INTO

                         MARSAM PHARMACEUTICALS, INC.

                           (a Delaware corporation)


        In connection with the merger of SM Acquiring Co., Inc., a Delaware corporation (the "Company"), with and into Marsam Pharmaceuticals, Inc., a Delaware corporation ("Marsam"), the undersigned do hereby certify as follows:

        1.  The Company is a business corporation of the State of Delaware.

        2. The Company is the owner of at least 90% of the outstanding shares of each class of the stock of Marsam, which is a business corporation of the State of Delaware.

        3.  The Company hereby merges itself with and into Marsam.

        4. The following is a true and complete copy of resolutions adopted by the Board of Directors of the Company by unanimous written consent dated as of July 27, 1995 in connection with the merger effected hereby:

            RESOLVED, that the merger agreement (the "Merger Agreement") among the Company, Marsam Pharmaceuticals, Inc. ("Marsam") and Schein

     Pharmaceutical, Inc. ("SPINC"), and the merger of the Company with and into Marsam (the "Merger"), are hereby approved.

            RESOLVED, that the terms and conditions of the proposed merger are as follows:

            (a) Upon the terms of the Merger Agreement and subject to the provisions of the Delaware General Corporation Law ("DGCL"), the Merger shall be effected as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in section 7 of the Merger Agreement. Marsam shall be the surviving corporation in the Merger (the "Surviving Corporation") under the name "Marsam Pharmaceuticals Inc." and shall continue its existence under the law of Delaware. At the time the Merger becomes effective in accordance with applicable law (the "Effective Time"), the separate corporate existence of the Company shall cease.

            (b) Subject to the provisions of the Merger Agreement, the parties shall cause the Merger to be consummated by filing with the secretary of state of the State of Delaware a duly executed and verified certificate of ownership and merger, and shall take all other action required by law to effect the Merger.

            (c) The certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation annexed hereto as exhibit A, which certificate of incorporation shall, among other things, change the name of the surviving corporation from Marsam Pharmaceuticals, Inc. to Marsam Pharmaceuticals Inc. The by-laws of the Surviving Corporation shall be the by-laws of Company as in effect on the date of the Merger Agreement.

            (d) The persons listed on schedule 2.5 to the Merger Agreement and the officers of Marsam immediately prior to the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation, until their respective successors are duly elected and qualified.

            (e) Each share of common stock, par value $.01 per share, of Marsam (a "Share") issued and outstanding immediately prior to the Effective Time (other than each Share owned by SPINC, the Company or any subsidiary of SPINC of the Comapny or held in the treasury of Marsam, all of which shall be cancelled, and other than Dissenting Shares (as defined in section 3.1 of the Merger Agreement)) shall, by virtue of the Merger and without any action on the part of SPINC, the Company, Marsam or the holder, be converted into the right to receive in cash an amount per Share (subject to any applicable withholding tax) equal to the highest price per share payable in the Offer (as defined in the Merger Agreement), without interest (the "Merger Consideration"), upon the surrender of the certificate representing the share in accordance with section 3.2 of the Merger Agreement).

            (f) Each share of common stock, par value $.01, of the Company issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of SPINC, the Company or Marsam, be converted into and become one share of common stock of the Surviving Corporation.

            RESOLVED, that the officers of the Company hereby are, and each of them with the full authority to act without the others hereby is, authorized, in the name and on behalf of the Company, to execute and deliver any and all contracts, deeds, and writings of any nature and to do any other act or thing that may be necessary or desirable to carry out the foregoing.

        5. The merger effected hereby has been approved by the sole stockholder of the Company in accordance with the laws of the State of Delaware.

        IN WITNESS WHEREOF, the undersigned have executed this certificate on behalf of the Company, this September 8, 1995.


                                       SM ACQUIRING CO., INC.

                                       By: /s/ Martin Sperber
                                          ----------------------------
                                          Martin Sperber, President


Attest:

/s/ Paul M. Feuerman
------------------------------
Paul M. Feuerman, Secretary

                                                                       EXHIBIT A

                                   RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                         MARSAM PHARMACEUTICALS, INC.


        FIRST:   The name of the corporation is Marsam Pharmaceuticals Inc.

        SECOND: The registered office of the corporation is to be located at 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19904. The name of its registered agent at that address is The Prentice-Hall Corporation System, Inc.

        THIRD:   The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH: The corporation shall have the authority to issue 2,000 shares of common stock, par value $0.01 per share.

        FIFTH:   A director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for the breach of any fiduciary duty as a director, except in the case of (a) any breach of the director's duty of loyalty of the corporation or its stockholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) under section 174 of the General Corporation Law of the State of Delaware or (d) for any transaction from which the director derives an improper personal benefit. Any repeal or modification of this Article Sixth by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

        SIXTH:   Unless, and except to the extent that, the by-laws of the
corporation shall so require, the election of directors of the corporation need not be by written ballot.

        SEVENTH: The corporation hereby confers the power to adopt, amend or repeal bylaws of the corporation upon the directors.

                               State of Delaware

                       Office of the Secretary of State  PAGE 1

                        ------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MARSAM PHARMACEUTICALS, INC.", FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1994, AT 9 O'CLOCK A.M.





                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]




                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:   8810146

                                                     DATE:   12-13-97

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 12/23/1994
                                                           944255052 - 2106490


                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                         MARSAM PHARMACEUTICALS, INC.


        MARSAM PHARMACEUTICALS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

        DOES HEREBY CERTIFY:

        FIRST: That at a regular meeting of the Board of Directors of Marsam Pharmaceuticals, Inc. resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and proposing that said amendment be considered at the next annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

        RESOLVED, that the Restated Certificate of Incorporation of this corporation, as heretofore amended, be further amended by changing the first two paragraphs of Article "Fourth" so that, as amended the first three paragraphs of said Article shall be and read as follows:

            "The total number of shares of all classes of stock which the corporation shall have authority to issue is thirty-one million (31,000,000) shares, consisting of:

                 (a) thirty million (30,000,000) shares of Common Stock, par value one cent ($.01) per share (hereinafter referred to as "Common Stock"); and

                 (b) one million (1,000,000) shares of Preferred Stock, par value one cent ($.01) per share (hereinafter referred to as "Preferred Stock")."

        SECOND: That thereafter, pursuant to resolutions of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as requested by statute were voted in favor of the amendment.

        THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Marsam Pharmaceuticals Inc. has caused this Certificate to be signed by Marvin Samson, its President, and Judith U. Arnoff, its Secretary the 2nd day of December, 1994.



                                     By: /s/ Marvin Samson
                                        --------------------------
                                        Marvin Samson, President

Attest: /s/ Judith U. Arnoff
       -----------------------------
       Judith U. Arnoff, Secretary

                               State of Delaware,

                       OFFICE OF THE SECRETARY OF STATE   PAGE  1
                       --------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MARSAM PHARMACEUTICALS, INC.", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF JULY, A.D. 1990, AT 3:30 O'CLOCK P.M.




                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]




                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State



                                           AUTHENTICATION:  8810147
                                                     DATE:  12-13-97

                                                STATE OF DELAWARE
                                               SECRETARY OF STATE
                                             DIVISION OF CORPORATIONS
                                             FILED 03:30 PM 07/31/1990
                                             902125346 - 2106490


                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                          MARSAM PHARMACEUTICALS INC.


        MARSAM PHARMACEUTICALS INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

        DOES HEREBY CERTIFY:

        FIRST: That by Unanimous Consent in Writing of the Board of Directors of Marsam Pharmaceuticals Inc. resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and proposing that said amendment be considered at the next annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

        RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by changing the first three paragraphs of Article "Fourth" so that, as amended the first two paragraphs of said Article shall be and read as follows:

            "The total number of shares of all classes of stock which the Corporation shall have authority to issue is twenty-one million (21,000,000) shares, consisting of:

                 (a) twenty million (20,000,000) shares of Common Stock, par value one cent ($.0l) per share (hereinafter referred to as "Common Stock"); and

                 (b) one million (1,000,000) shares of Preferred Stock, par value one cent ($.0l) per share (hereinafter referred to as "Preferred Stock")."

        SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

        THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Marsam Pharmaceuticals Inc. has caused this Certificate to be signed by Marvin Samson, its President, and Judith U. Arnoff, its Secretary, this 13th day of July, 1990.


                                  By:  /s/ Marvin Samson
                                     ----------------------------------
                                         Marvin Samson, President


Attest: /s/ Judith U. Arnoff
       ------------------------------
        Judith U. Arnoff, Secretary

                              State of Delaware

                     OFFICE OF THE SECRETARY OF STATE  PAGE 1

                      ------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "MARSAM PHARMACEUTICALS, INC.", FILED IN THIS OFFICE ON THE FIFTH DAY OF NOVEMBER, A.D. 1986, AT 9 O'CLOCK A.M.





                   [SEAL OF STATE OF DELAWARE APPEARS HERE]




             [SEAL OF SECRETARY'S     /s/ Edward J. Freel
             OFFICE APPEARS HERE]     ----------------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:  8810150

                                                DATE:  12-13-97

                          CERTIFICATE OF INCORPORATION

                                       OF                          [STAMP
                                                                   APPEARS
                          MARSAM PHARMACEUTICALS, INC.              HERE]


       FIRST:  The name of the Corporation is Marsam Pharmaceuticals, Inc.

       SECOND: The address of the registered office of the Corporation in Delaware is 229 South State Street, City of Dover, County of Kent, and the name of the registered agent of the Corporation at such address is United States Corporation Company.

       THIRD: The purpose of the Corporation is to engage any lawful act or activity for which Corporations may be organized under the General Corporation Law of Delaware.

       FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is eleven million (11,000,000) shares, consisting of

                (a) ten million (10,000,000) shares of Preferred Stock, par value one cent ($.01) per share (hereinafter referred to as "Preferred Stock");

                (b) one million (1,000,000) shares of Common Stock, par value one cent ($.0l) per share (hereinafter referred to as "Common
            Stock").

A. PREFERRED STOCK

       Shares of Preferred Stock may be issued from time to time in one or more series, as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, subject to the provisions of subparagraph 1 of Paragraph C of this Article Fourth, the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designations, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

            (a) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

            (b) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

            (c) The right, if any, of the holders of Preferred Stock of such series to convert the same into, or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such coversion or exchange;

            (d) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

            (e) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or wind-up, of the Corporation;

            (f) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series: and

            (g) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine; provided, however, that each holder of Preferred Stock shall have no more than one vote in respect of each share of Preferred Stock held by him on any matter voted upon by the stockholders.

B. COMMON STOCK:

       1. After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article Fourth), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph A of this Article Fourth), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph A of this Article Fourth, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

       2. After distribution in full of the preferential amount, if any, (fixed in accordance with the provisions of Paragraph A of this Article Fourth) to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up, of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

       3. Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph A of this Article Fourth, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters voted upon by the stockholders.

C. OTHER PROVISIONS:

       1. No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

       2. The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph A of this Article Fourth and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from tine to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a purity with, the powers, preferences and rights of such outstanding series, or any of them; provided however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph A of this Article Fourth that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

       3. Subject to the provisions of subparagraph 2 of this Paragraph C, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such considera-tion as shall be fixed by the Board of Directors.

       4. Shares of Common Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

       5. The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.

       FIFTH:  The name and mailing address of the incorporator are as follows:


       Name                     Mailing Address
       ----                     ---------------

       E.  Michael Silecchia    Kramer, Levin, Nessen,
                                  Kamin & Erankel
                                919 Third Avenue
                                New York, New York 10022

       SIXTH: Except as required in the by-laws, no election of directors need be by written ballot.

       SEVENTH: The Board of Directors shall have the power to make, alter or repeal by-laws subject to the power of the stockholders to alter or repeal the by-laws made or altered by the Board of Directors.

Signed at New York, New York
on November 4, 1986.                           /s/ E. Michael Silecchia
                                               ------------------------------
                                               E. Michael Silecchia

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE    PAGE 1
                       --------------------------------


   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "MARSAM PHARMACEUTICALS, INC.", FILED IN THIS OFFICE ON THE SIXTH DAY OF FEBRUARY, A.D. 1987, AT 10 O'CLOCK A.M.


                   [SEAL OF STATE OF DELAWARE APPEARS HERE]

         [SEAL OF SECRETARY'S     /s/ Edward J. Freel
          OFFICE APPEARS HERE]    -----------------------------------
                                  Edward J. Freel, Secretary of State

                                  AUTHENTICATION:  8810149
                                            DATE:  12-13-97

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          MARSAM PHARMACEUTICALS, INC.

       Marsam Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

       1. The name of the Corporation is Marsam Pharmaceuticals. Inc.

       2. The original Certificate of Incorporation was filed with the Secretary of State on November 5, 1986.

       3. This Restated Certificate of Incorporation restates and integrates the Certificate of Incorporation of the Corporation, as heretofore amended, to read in its entirety as follows:

       FIRST:   The name of the Corporation is Marsam Pharmaceuticals, Inc.

       SECOND: The address of the registered office of the Corporation in Delaware is 229 South State Street, City of Dover, County of Kent, and the name of the registered agent of the Corporation at such address is United States Corporation Company.

       THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

       FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is eleven million (11,000,000) shares, consisting of:

                (a) ten million (10,000,000) shares of Common Stock, par value one cent ($.0l) per share (hereinafter referred to as "Common Stock"); and

                (b) one million (1,000,000) shares of Preferred Stock, par value one cent ($.01) per share (hereinafter referred to as "Preferred Stock").

                A. PREFERRED STOCK: Shares of Preferred Stock may be issued from time to time in one or more series, as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, subject to the provisions of subparagraph 1 of Paragraph C of this Article FOURTH, the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designations, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

            (a) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

            (b) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

            (c) The right, if any, of the holders of Preferred Stock of such series to convert the same into, or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

            (d) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

            (e) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up of the Corporation;

            (f) The terms of the sinking fund or redemption or PURCHASE account, if ANY, to be provided for the Preferred Stock of such series; and

            (g) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

                B.  COMMON STOCK:

                    1. After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article FOURTH), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph A of this Article FOURTH), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph A of this Article FOURTH, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

                    2. After distribution in full of the preferential amount, if any (fixed in accordance with the provisions of Paragraph A of this Article FOURTH), to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of the Common Stock, subject to the rights, if any, of the holders of Preferred Stock to participate therein (fixed in accordance with Paragraph A of this Article FOURTH), shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them, respectively.

                    3. Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph A of this Article FOURTH, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters voted upon by the stockholders.

                C.  OTHER PROVISIONS:

                    1. No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to a resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

                    2. The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers. preferences and rights of each other series of Preferred Stock shall, in each case be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph A of this Article FOURTH and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shell be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph A of this Article FOURTH that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

                    3. Subject to the provisions of subparagraph 2 of this Paragraph C, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

                    4. Shares of Common Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

                    5. The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.

        FIFTH: A. The business and affairs of the Corporation shall be managed by the Board of Directors, and the directors need not be elected by ballot unless required by the by-laws of the Corporation.

                B. The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

                C. The number of directors of the Corporation (exclusive of directors to be elected by the holders of any one or more class or series of Preferred Stock of the Corporation, which may at some time be outstanding, voting separately as a class or classes) shall not be less than three nor more than fifteen, shall be initially fixed at four and may thereafter be changed from time to time by action of not less than a majority of the members of the Board then in office.

                D. The Board of Directors shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the next annual meeting of stockholders thereafter, the term of the office of the second class to expire at the second annual meeting of stockholders thereafter, and the term of office of the third class to expire at the third annual meeting of stockholders thereafter, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders commencing with the first annual meeting after the division of directors into classes, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

                E. Any vacancies on the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors shall be filled exclusively by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

                F. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more classes or series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the directors elected by such holders shall expire at the next succeeding meeting of stockholders.

                G. Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), any director or the entire Board of Directors of the Corporation may be removed only with cause and only by an affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more classes or series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of this Paragraph G of Article FIFTH shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

        SIXTH: A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after this Restated Certificate of Incorporation becomes effective to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

                B. Any repeal or modification of the foregoing Paragraph A of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protec-tion of a director of the Corporation existing at the time of such repeal or modification.

       SEVENTH: A. Special meetings of the stockholders may be called only by the Board of Directors and the power of the stockholders to call a special meeting for any and all purposes whatsoever is specifically denied.

                B. No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

       EIGHTH: A. In addition to any affirmative vote required by law, by this Certificate of Incorporation or by any Preferred Stock designation, and notwithstanding any other provision of the Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, the Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of at least 70% of the total voting power of all the outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the adoption or authorization of a business combination (as defined herein) with any other entity (as defined herein), provided, however, that the provisions of this Article EIGHTH shall not apply to and only such vote as shall otherwise be required by law, this Certificate of Incorporation or the By-Laws of the Corporation, shall be required for, any such business combination recommended to the stockholders by two-thirds of the whole Board of Directors of the Corporation, provided that and so long as a majority of the members of the Board of Directors acting upon such matter shall be continuing directors (as defined herein).

                B. As used in this Certificate of Incorporation, (a) the term "continuing director" shall mean a member of the initial Board of Directors of the Corporation, or a member of the Board of Directors of the Corporation who was elected by the public stockholders prior to the time that such other entity (as defined herein) acquired shares of stock of the Corporation entitling such other entity to exercise in excess of ten percent (10%) of the total voting power of all classes of stock of the Corporation entitled to vote in the election of directors, or a member of the Board of Directors of the Corporation who was elected or nominated for election by a majority of continuing directors;
(b) the term "other entity" shall include any individual, corporation, partnership, person or entity and any other entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of stock of the Corporation, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 (or any successor rule) of the General Rules and Regulations under the Securities Exchange Act of 1934, together with the successors and assigns of such persons in any transaction or series of transactions not involving a public offering of the Corporation's stock within the meaning of the Securities Act of 1933; and (c) the term "business combination" shall include (i) any merger or consolidation of the Corporation with or into any other entity, other than a merger or consolidation that does not require the vote of the stockholders of the Corporation; (ii) any sale, lease, transfer or exchange (in one transaction or a series of transactions) of all or substantially all of the property and assets of the Corporation to any other entity; (iii) any merger or consolidation of any other entity with or into the Corporation or any subsidiary of this Corporation; or (iv) any agreement or contract with any other entity providing for any of the transactions described in this subparagraph (c).

        NINTH: In addition to any affirmative vote required by law, by this Certificate of Incorporation or by any Preferred Stock designation, and notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the by-laws of the Corporation), the affirmative vote of the holders of at least 70% of the total voting power of all the outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal any one or more of the provisions contained in Articles FIFTH, SIXTH, EIGHTH, and NINTH of this Certificate of Incorporation, subject to the provisions of any class or series of Preferred Stock which may at the time be outstanding.

        TENTH: The Board of Directors of the Corporation, when evaluating any offer of a person, other than the Corporation itself, to (a) make a tender or exchange offer for any equity security of the Corporation, (b) merge or consolidate the Corporation with another person, or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation shall, in connection with the exercise of its business judgment in determining what are the best interests of the Corporation and its stockholders, give due consideration to all relevant factors, including without limitation (i) the consideration being offered in relation to the current market price, also in relation to the current value of the Corporation in a freely negotiated transaction and in relation to the Board of

Directors' current estimate of the future value of the Corporation as an independent entity, (ii) the social and economic effects on the employees, customers, suppliers and other constituents of the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located, and (iii) the desirability of maintaining independence from any other entity.

        ELEVENTH: A. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent or in any other capacity while serving as a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including attorneys' fees, judgment, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as
                                         --------  -------
provided in Paragraph B hereof with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article ELEVENTH shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided,
                                                                   --------
however, that, if the Delaware General Corporation Law requires, the payment of
-------
such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a direc-tor or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article ELEVENTH or otherwise.

                B. If a claim under Paragraph A of this Article ELEVENTH is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                C. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article ELEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                D. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

        IN WITNESS WHEREOF, this Restated Certificate of Incorporation, having been recommended and approved by the Board of Directors and adopted by all of the stockholders of the Corporation in accordance with the provision of Sections 242 and 245 of the Delaware General Corporation Law, has been executed on this 10th day of December, 1986.


                             MARSAM PHARMACEUTICALS, INC.


                             By: [ILLEGIBLE SIGNATURE APPEARS HERE]
                                 ----------------------------------
                                 President and Chief
                                 Executive Officer


ATTEST:

[ILLEGIBLE SIGNATURE APPEARS HERE]
----------------------------------
       Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                               ----------------

  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

    "MARSAM PHARMACEUTICALS, INC.", A NEW JERSEY CORPORATION,

    WITH AND INTO "MARSAM PHARMACEUTICALS, INC." UNDER THE NAME OF "MARSAM PHARMACEUTICALS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TENTH DAY OF FEBRUARY, A.D. 1987, AT 10 O'CLOCK A.M.

                                                   /s/ Edward J. Freel
                               [SEAL]     -------------------------------------
                                            Edward J. Freel, Secretary of
                                            State

2106490 8100M                             AUTHENTICATION: 8810148

971427376                                 DATE: 12-13-97

                             CERTIFICATE OF MERGER

                                      OF

                          MARSAM PHARMACEUTICALS INC.
                          (A NEW JERSEY CORPORATION)

                                 WITH AND INTO

                         MARSAM PHARMACEUTICALS, INC.
                           (A DELAWARE CORPORATION)

                               ----------------
                  PURSUANT TO SECTION 252(C) OF THE DELAWARE
                            GENERAL CORPORATION LAW
                               ----------------
  Marsam Pharmaceuticals, Inc., a corporation formed under the laws of the State of Delaware ("MPI-Del"), desiring to merge Marsam Pharmaceuticals Inc., a corporation formed under the laws of the State of New Jersey ("MPI-NJ"), with and into itself, pursuant to the provisions of Section 252(c) of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

  FIRST: The name and state of incorporation of each of the constituent corporations are:

  Marsam Pharmaceuticals, Inc.            Delaware

  Marsam Pharmaceuticals Inc.
                                          New Jersey

  SECOND: An Agreement and Plan of Merger, dated as of December 18, 1986 (the "Plan"), has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252(c) of the Delaware General Corporation Law.

  THIRD: The name of the surviving corporation is Marsam Pharmaceuticals, Inc.

  FOURTH: The certificate of incorporation of MPI-Del shall be the certificate of incorporation of the surviving corporation.

  FIFTH: An executed copy of the Plan is on file at the principal place of business of Marsam Pharmaceuticals Inc., Building 31, Olney Avenue, Cherry Hill, New Jersey.

  SIXTH: A copy of the Plan will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

  SEVENTH: The authorized capital stock of MPI-NJ is twenty-five thousand (25,000) shares of Common Stock, with no par value per share.

  IN THE WITNESS WHEREOF, Marsam Pharmaceuticals, Inc. has caused this certificate to be executed by its duly authorized officers this 18th day of December, 1986.

                                          Marsam Pharmaceuticals, Inc. (a
                                          Delaware corporation)

                                                   /s/ Marvin S. Samson
                                          By___________________________________
                                                Marvin S. Samson, President

ATTEST:

         /s/ Judith U. Arnoff
By___________________________________
      Judith U. Arnoff, Secretary

                                       3